UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Name of Fund:

385 East Colorado Boulevard Pasadena, CA	91101
Address of Principal Executive Offices:

Charles A. Ruys de Perez

385 East Colorado Boulevard

Pasadena, CA 91101

Name and address of agent for service:

Registrant’s telephone number, including area code: (626) 844-9400

Date of fiscal year-end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Western Asset/Claymore Inflation-Linked

Securities & Income Fund

Annual Report to Shareholders

December 31, 2008

Annual Report to Shareholders

Management’s Discussion of Fund Performance

The year ended December 31, 2008 was a very difficult period for U.S. Treasury Inflation-Protected Securities (“TIPS”)A, as the rise in real yields, along with a switch in CPIB accretion from positive to negative, combined to produce the largest underperformance since TIPS were first introduced in 1997. The Barclays U.S. Government Inflation-Linked All Maturities IndexC generated a total return of -1.71%, while the Barclays U.S. Government Breakeven Treasury IndexD returned 16.65%. Although the Federal Reserve Board (“Fed”)E cut short-term interest rates from 4.25% to 0%, 10-year TIPS real yields rose from approximately 1.70% at the end of 2007 to approximately 2.09% at the end of December 2008. At the same time, inflation in the U.S., as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)F, slowed sharply from 4.1% at the end of December 2007 to 0.1% at the end of December 2008, mainly as a result of the collapse in commodity prices in the second half of the year. This combination of increasing real yields and falling inflation accretion resulted in massive underperformance for TIPS.

For the twelve months ended December 31, 2008, the Fund paid dividends of $0.0575 per share monthly plus a year-end supplemental dividend of $0.155 per share and generated a total return of -8.24% on a net asset value (“NAV”)G basis (including reinvestment of dividends). On a market price basis, the Fund performed better, returning -0.91% during the same period (including reinvestment of dividends). The Fund underperformed U.S. Treasuries, as the Barclays U.S. Treasury IndexH returned 13.74% during the year. Agency mortgage-backed securities (“MBS”) suffered for a majority of the period until the U.S. Treasury took the government-sponsored enterprises (“GSEs”) into conservatorship in September 2008. A major rally was set off in the beginning weeks of September 2008 as spreads began to compress. Overall, for the twelve months ended December 31, 2008, the Fund’s exposure to agency MBS contributed to performance. A series of bankruptcies, government conservatorships and mergers stemming from the credit crisis affected the Fund’s investment grade positions. In September 2008, the federal government placed Fannie Mae and Freddie Mac, the GSEs, into conservatorship, purchased $1 billion in senior preferred stock in each GSE, and indefinitely suspended the dividend on the existing preferred shares, thereby subordinating the interests of the existing preferred shareholders to the Treasury’s. The Fund’s exposure to Fannie Mae and Freddie Mac preferreds significantly detracted from performance. The Fund’s exposure to Financials issues, specifically Icelandic banks Kaupthing Bank HF and Glitnir Banki HF, and Citigroup Inc. also detracted from performance, as spreads within this sector widened through the financial crisis.

As mentioned in the December 31, 2007 annual report, the Fund removed its permanent leverage by redeeming its Auction Market Preferred Shares (“AMPS”) in November 2006. During the financial crisis, the decision to replace permanent leverage via AMPS, while still utilizing opportunistic leverage via repurchase agreements, was a positive for the Fund. Due to the liquidity/credit crunch in February 2008, the cost of AMPS’ leverage would have increased dramatically as many AMPS auctions failed and issuers were forced to pay the higher stop-out rate. At the peak of the crisis, some issuers were forced to pay double-digit annualized rates to maintain their leverage. This would have been a large detractor from performance. Instead, since TIPS are Treasury securities, the Fund was able to finance its positions at much lower general collateral repurchase rates. During the past twelve months, the Fund’s opportunistic use of reverse repurchase agreements to leverage TIPS was a positive contributor to total NAV returns.

Western Asset Management Company

January 20, 2009

A

U.S. Treasury Inflation-Protected Securities ("TIPS") are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

B	The Consumer Price Index (“CPI”) measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.
C

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

D	The Barclays U.S. Government Breakeven Treasury Index is composed of nominal U.S. Treasuries corresponding to the maturity of each TIPS issue.
E

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

F

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial, and technical workers, the self-employed, short-term workers, the unemployed, and retirees and others not in the labor force.

G

Net asset value ("NAV") is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

H	The Barclays Capital U.S. Treasury Index is a measure of the public obligations of the U.S. Treasury.

Annual Report to Shareholders

Fund Highlights

	December 31,
	2008	2007
Net Asset Value	$334,566,563	$389,980,044
Per Share	$11.48	$13.38
Market Value Per Share	$10.80	$11.73
Net Investment Income	$23,779,618	$20,475,534
Per Common Share	$0.82	$0.70
Dividends Paid to Common Shareholders	$24,635,209	$20,165,006
Per Common Share from Net Income	$0.85	$0.69

The Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund (WIA or the Fund) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after payment of any interest expense in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (NYSE) where they are traded under the symbol WIA.

Performance Information

Total return on market value measures investment performance in terms of appreciation or depreciation in market value per share, plus dividends and any capital gain distributions. Total return on net asset value measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. Total return on market value assumes that dividends and distributions were reinvested on payment date at prices obtained under the Fund’s dividend reinvestment plan. Total return on net asset value assumes that dividends and distributions were reinvested on payment date at net asset value. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

	Fourth Quarter 2008	Year Ended December 31, 2008	Average Annual Return
			Three Years	Five Years	Since InceptionA
Total Return Based on:
Market Value	+5.93%	(0.91)%	+2.72%	(0.24)%	+0.07%
Net Asset Value	(3.39)%	(8.24)%	+0.21%	+1.57%	+1.60%
Barclays U.S. Government Inflation-Linked 1-10 year IndexB,C	(4.43)%	(1.74)%	+3.64%	+3.97%	+3.85%
Barclays U.S. Government Inflation-Linked All Maturities IndexC,D	(2.66)%	(1.71)%	+3.35%	+4.26%	+4.35%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A	The Fund’s inception date is September 30, 2003.
B

This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes. The performance of the index does not reflect deductions for fees, expenses or taxes.

C	This return does not include reinvestment of dividends or capital gain distributions.
D	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.

Annual Report to Shareholders

General Market Performance

	Fourth Quarter 2008	Year Ended December 31, 2008	Average Annual Returns
			Three Years	Since Inception
S&P 500 IndexE	(21.94)%	(37.00)%	(8.36)%	+0.08%
Barclays Capital U.S. Aggregate IndexF	+4.58%	+5.24%	+5.51%	+4.49%
Barclays Capital U.S. Mortgaged Back Securities IndexG	+4.34%	+8.34%	+6.81%	+5.45%
Barclays Capital U.S. Credit IndexH	+4.03%	(3.08)%	+2.03%	+2.62%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investment Policies

As previously announced, effective November 26, 2007, the Fund’s investment policies were revised to include, among others, that, under normal market conditions and at the time of purchase, its portfolio be invested as follows:

•	At least 80% of its total managed assetsI in inflation-linked securities

•	At least 60% of its total managed assets in U.S. Treasury Inflation—Protected Securities

•	No more than 40% of its total managed assets in non-U.S. dollar investments (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation protected securities and non-inflation protected securities and instruments with the potential to enhance the Fund’s income. Pursuant to these new policies, the Fund is expected to expand its use of credit default swaps.

Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment-grade quality at the time of their purchase that are not inflation-linked securities. In addition, to the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets.

Due to the investment policy changes described above, an investment in the Fund is now subject to the following additional risks:

•

Currency Risk. The risk that the value of the Fund’s portfolio holdings that are denominated in non-U.S. currencies can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Although the Fund may at times seek to hedge its foreign currency risk, suitable hedges either may not be available or, if used, may not be effective and may result in losses.

•

Emerging Markets Risk. The risk that the value of the Fund’s investments in emerging market countries are subject to economic and political developments in countries that are typically less fully developed and less stable. Additionally,

E	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
F

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

G

The Barclays U.S. Mortgaged Back Securities Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

H

The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). An investor cannot invest directly in an index.

I	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Annual Report to Shareholders

Fund Highlights—Continued

emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Dividend Reinvestment Plan

The Fund and American Stock Transfer and Trust Company LLC (“Agent”), as the Transfer Agent (previously ComputershareTrust Company N.A.) and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Investor Relations telephone number (888) 888-0151.

Annual Certifications

In May 2008, the Fund submitted its annual CEO certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information

Annual Report to Shareholders

relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-732-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Annual Report to Shareholders

Portfolio Diversification

December 31, 2008

The pie and bar charts above represent the Fund’s portfolio as of December 31, 2008 and do not include derivatives such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment adviser to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (NAV), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
March 31, 2008	$11.99	$13.82	(13.24)%	139,256
June 30, 2008	$12.39	$13.54	(8.49)%	118,694
September 30, 2008	$10.51	$12.23	(14.06)%	124,711
December 31, 2008	$10.80	$11.48	(5.92)%	124,385

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.
C	Yankee Bond - A dollar-denominated bond issued in the U.S. by foreign entities.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2008

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	112.5%

U.S. Government and Agency Obligations	98.2%

Treasury Inflation-Protected SecuritiesA	98.2%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	$25,558,790	$24,021,275
United States Treasury Inflation-Protected Security		2.375%	4/15/11	47,402,976	46,295,690
United States Treasury Inflation-Protected Security		2.000%	4/15/12	16,388,121	15,980,974
United States Treasury Inflation-Protected Security		3.000%	7/15/12	24,459,876	23,972,586	B
United States Treasury Inflation-Protected Security		1.875%	7/15/13	23,957,067	22,555,195
United States Treasury Inflation-Protected Security		1.625%	1/15/15	22,464,882	20,832,674
United States Treasury Inflation-Protected Security		2.000%	1/15/16	22,812,977	21,846,984
United States Treasury Inflation-Protected Security		2.375%	1/15/17	10,581,658	10,498,158
United States Treasury Inflation-Protected Security		1.625%	1/15/18	22,285,286	21,151,879
United States Treasury Inflation-Protected Security		1.375%	7/15/18	14,718,269	13,765,026
United States Treasury Inflation-Protected Security		2.375%	1/15/25	8,045,310	7,907,027
United States Treasury Inflation-Protected Security		2.000%	1/15/26	74,507,838	70,182,881	C
United States Treasury Inflation-Protected Security		1.750%	1/15/28	17,781,693	16,428,613	B
United States Treasury Inflation-Protected Security		3.875%	4/15/29	10,476,828	12,939,700	B

Total U.S. Government and Agency Obligations (Cost—$334,960,311)					328,378,662

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage-Backed Securities	4.9%

Fixed Rate Securities	4.9%
Fannie Mae		6.000%	1/1/37 to 6/1/37	$15,962,587	$16,451,396	D

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$15,670,455)					16,451,396
Corporate Bonds and Notes	6.2%

Automobiles	0.9%
Ford Motor Co.		7.450%	7/16/31	7,435,000	2,081,800
General Motors Corp.		8.375%	7/15/33	6,000,000	1,050,000

					3,131,800

Consumer Finance	0.5%
SLM Corp.		6.220%	2/1/10	2,000,000	1,566,580	E

Diversified Financial Services	0.9%
Bank of America Corp.		8.000%	12/29/49	1,740,000	1,251,561	F
JPMorgan Chase and Co.		7.900%	12/31/49	1,940,000	1,613,750	F

					2,865,311

Diversified Telecommunication Services	0.3%
AT&T Inc.		5.600%	5/15/18	1,000,000	1,018,144

Health Care Providers and Services	0.7%
HCA Inc.		5.750%	3/15/14	4,000,000	2,420,000

Media	1.6%
Comcast Corp.		5.900%	3/15/16	1,900,000	1,814,149
News America Inc.		7.625%	11/30/28	1,790,000	1,795,402
Time Warner Inc.		7.700%	5/1/32	1,750,000	1,752,158

					5,361,709

Oil, Gas and Consumable Fuels	1.3%
Hess Corp.		7.875%	10/1/29	2,880,000	2,764,748
Hess Corp.		7.300%	8/15/31	120,000	109,183
Hess Corp.		7.125%	3/15/33	895,000	796,014
Kinder Morgan Energy Partners LP		7.300%	8/15/33	900,000	747,070

					4,417,015

Total Corporate Bonds and Notes (Cost—$33,081,265)					20,780,559

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee BondsG	2.4%

Commercial Banks	N.M.
Glitnir Banki HF		6.693%	6/15/16	$1,240,000		$186	F,H,I
Kaupthing Bank HF		7.125%	5/19/16	2,060,000		15,450	H,I

						15,636

Diversified Financial Services	0.3%
UFJ Finance Aruba AEC		6.750%	7/15/13	1,025,000		1,001,833

Diversified Telecommunication Services	0.8%
Deutsche Telekom International Finance BV		8.750%	6/15/30	2,175,000		2,682,084	J

Foreign Government	1.2%
Russian Federation		7.500%	3/31/30	4,684,400		4,085,546	H

Oil, Gas and Consumable Fuels	0.1%
Gazprom		6.510%	3/7/22	490,000		291,550	H

Total Yankee Bonds (Cost—$12,106,350)						8,076,649
Preferred Stocks	0.8%
Citigroup Inc.		8.125%		148,000	shs	2,360,600
Fannie Mae		8.250%		318,300		264,189	D,F
Freddie Mac		8.375%		357,225		139,318	D,F

Total Preferred Stocks (Cost—$20,731,648)						2,764,107

Total Long-Term Securities (Cost—$416,550,029)						376,451,373
Total Investments (Cost—$416,550,029)K	112.5%					376,451,373
Reverse Repurchase Agreements	(14.9)%					(49,918,800)
Other Assets Less Liabilities	2.4%					8,033,990

Net Assets	100.0%					$334,566,563

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenL
U.S. Treasury Bond Futures	March 2009	130	(1,665,259)
U.S. Treasury Note Futures	March 2009	63	(491,643)

			$(2,156,902)

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Securities & Income Fund—Continued

N.M. Not	Meaningful.
A

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	All or a portion of this security is collateral to cover futures and options contracts written.
C	Position, or a portion thereof, with an aggregate market value of $48,039,603 has been segregated to collateralize reverse repurchase agreements.
D	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
E

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2008.

F

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.31% of net assets.

I	Bond is in default as of December 31, 2008.
J	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
K	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,774,333
Gross unrealized depreciation	(47,032,715)

Net unrealized depreciation	$(41,258,382)

L	Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2008

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Assets:
Investment securities at market value (Cost—$416,550,029)		$376,451,373
Cash		4,329,531
Foreign currency at value (Cost—$66)		67
Interest receivable		3,714,677
Restricted cash pledged as collateral for swaps		3,400,000
Unrealized appreciation of forward foreign currency contracts		730,439
Futures variation margin receivable		536,203
Interest receivable for open swaps		7,342
Deposits with brokers for open futures contracts		38

Total assets		389,169,670

Liabilities:
Payable for open reverse repurchase agreement	$49,918,800
Unrealized depreciation on swaps	2,566,817
Income distribution payable	956,843
Unrealized depreciation of forward foreign currency contracts	623,976
Premium received on open swap	182,563
Accrued management fee	129,386
Accrued servicing agent fees	48,520
Accrued administrative fee	8,470
Interest expense payable	1,941
Accrued expenses	165,791

Total liabilities		54,603,107

Net Assets		$334,566,563

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 4)		$408,506,663
Undistributed net investment income		132,947
Accumulated net realized loss on investments, futures, swaps and foreign currency transactions		(29,357,136)
Unrealized depreciation of investments, futures, swaps and foreign currency translations		(44,715,911)

Net Assets		$334,566,563

Net asset value per share: ($334,566,563 ÷ 29,152,821 common shares issued and outstanding)		$11.48

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	FOR THE YEAR ENDED DECEMBER 31, 2008
Investment Income:
Interest	$26,936,684
Dividends	789,146
Income from securities loaned	632,943

Total income		$28,358,773

Expenses:
Management fees	1,800,650
Administration fee	99,998
Servicing agent Fees	675,244
Audit and legal fees	207,515
Custodian fees	62,849
Trustees’ fees and expenses	86,222
Registration fees	23,045
Reports to shareholders	61,981
Proxy expense	33,423
Transfer agent and shareholder servicing expense	42,287
Other expenses	55,558

	3,148,772
Less: Compensating balance credits	(3,814)
Interest expense	1,434,197

Net expenses		4,579,155

Net Investment Income		23,779,618

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	4,880,569
Options	1,280,086
Futures	(748,463)
Swaps	193,968
Foreign currency transactions	836,701

		6,442,861

Change in unrealized appreciation/(depreciation) of:
Investments, options, futures, swaps and foreign currency translations	(60,903,060)
Assets and liabilities denominated in foreign currency	(97,691)

		(61,000,751)

Net Realized and Unrealized Loss on Investments		(54,557,890)

Change in Net Assets Resulting From Operations		$(30,778,272)

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset/Claymore Inflation-Linked Securities & Income Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2008	2007
Change in Net Assets:
Net investment income	$23,779,618	$20,475,534
Net realized gain/(loss)	6,442,861	(5,322,158)
Change in unrealized appreciation/(depreciation)	(61,000,751)	20,873,138

Change in Net Assets Resulting from Operations	(30,778,272)	36,026,514

Distributions to Common Shareholders From:
Net investment income	(24,635,209)	(20,165,006)

Change in net assets	(55,413,481)	15,861,508

Net Assets:
Beginning of year	389,980,044	374,118,536

End of year	$334,566,563	$389,980,044

Undistributed net investment income	$132,947	$425,334

See notes to financial statements.

Annual Report to Shareholders

Statement of Cash Flows

Western Asset Claymore Inflation-Linked Securities & Income Fund

FOR THE YEAR ENDED DECEMBER 31, 2008
Cash flows provided (used) by operating activities:
Interest and dividends received	$13,656,796
Operating expenses paid	(3,138,094)
Realized gain on foreign currency transactions	836,701
Realized gain on options	1,280,086
Realized loss on futures contracts	(748,463)
Realized gain on swap contracts	193,968
Net change in unrealized depreciation on futures contracts	(2,307,518)
Net change in unrealized appreciation on foreign currencies	1
Purchases of long-term investments	(258,436,995)
Proceeds from disposition of long-term investments	225,354,489
Realized gain on investments	6,040,295
Premium for written swaps	182,563
Change in payable to broker—variation margin	(411,252)
Change in payable for open forward currency contracts	(8,772)
Interest paid	(1,432,256)

Net cash used by operating activities	(18,938,451)

Cash flows provided (used) by financing activities:
Cash distributions paid on Common Stock	(24,082,054)
Deposits with brokers for reverse repurchase agreements	(2,600,038)
Proceeds from reverse repurchase agreements	49,918,800

Net cash provided by financing activities	23,236,708

Net increase in cash	4,298,257
Cash, beginning of year	31,341

Cash, end of year	$4,329,598

Reconciliation of Increase in Net Assets From Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in net assets from operations	$(30,788,272)

Decrease in cost of investments	(49,732,812)
Change in unrealized appreciation/depreciation	62,062,786
Decrease in interest and dividend receivable	174,072
Decrease in premium for written swaps	(55,517)
Decrease in premium for written options	(197,489)
Decrease in payable for open forward currency contracts	(8,772)
Decrease in payable to broker—variation margin	(411,252)
Increase in interest payable	1,941
Increase in accrued expenses	16,864

Total adjustments	11,849,821

Net cash flows provided by operating activities	$(18,938,451)

Noncash financing activities not included herein consist of reinvestment of distributions of $553,155.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	YEARS ENDED DECEMBER 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$13.38		$12.83		$13.50		$14.43	$14.28

Investment operations:
Net investment income	.82	A	.70	A	.72	A	1.15	.98
Net realized and unrealized gain/(loss)	(1.87)		.54		(.46)		(.92)	.14

Total from investment operations	(1.05)		1.24		.26		.23	1.12
Dividends paid to preferred shareholders from:
Net investment income	—		—		(.30)		(.23)	(.11)
Total from investment operations applicable to common shareholders	(1.05)		1.24		(.04)		—	1.01
Distributions paid to common shareholders from:
Net investment income	(.85)		(.69)		(.43)		(.93)	(.86)
Return of capital	—		—		(.20)		—	—

Total distributions	(.85)		(.69)		(.63)		(.93)	(.86)

Net asset value, end of year	$11.48		$13.38		$12.83		$13.50	$14.43

Market value, end of year	$10.80		$11.73		$11.42		$12.01	$13.31

Average market value per share	$11.57		$11.56		$11.53		$12.90	$14.00

Total Investment Return Based On:B
Market value	(.91)%		8.95%		.40%		(2.98)%	(6.04)%
Net asset value	(8.24)%		9.95%		(.27)%		(.01)%	7.47%

Ratios and Supplemental Data:
Ratio of total expense to average weekly net assets (including interest expense) attributable to:
Common sharesC	1.21%		.91%		1.36%		1.45%	1.25%
Total managed assetsC,D	1.02%		.88%		.90%		.92%	.80%

Ratio of net expense to average weekly net assets (including interest expense) attributable to:
Common sharesE	1.21%		.91%		1.36%		1.44%	1.25%
Total managed assetsD,E	1.02%		.88%		.90%		.92%	.80%

Ratio of net expense to average weekly net assets (excluding interest expense) attributable to:
Common sharesE	.83%		.76%		1.16%		1.20%	1.16%
Total managed assetsD,E	.70%		.74%		.77%		.76%	.75%

Ratio of net investment income to average weekly net assets attributable to:
Common sharesE	6.29	%A	5.45%		5.50%		8.22%	6.86%
Total managed assetsD,E	5.28	%A	5.32%		3.63%		5.21%	4.41%

Asset coverage on preferred shares, end of yearF	N/A		N/A		N/AG		292%	305%
Portfolio turnover rate	52%		72%		146%		38%	88%
Net assets, end of year (in thousands)	$334,567		$389,980		$374,119		$393,708	$420,757

A	Computed using average daily shares outstanding.
B

Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending on the level of any discount or premium to net asset value at which the Fund’s shares trade during the period. Brokerage commissions are not reflected.

C	This ratio reflects total expenses before compensating balance credits.
D	Total managed assets included the liquidation value of preferred shares through November 22, 2006.
E	This ratio reflects expenses net of compensating balance credits.
F	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.
G	The last series of preferred shares was redeemed on November 22, 2006.

N/A Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies:

Western Asset/Claymore Inflation-Linked Securities & Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act), as amended, as a diversified, closed-end management investment company. The Fund commenced operations on September 30, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$376,451,373	$2,764,107	$373,687,266	$—
Other Financial Instruments*
Derivatives	(4,723,719)	(2,156,902)	(2,566,817)	—
Foreign Forward Currency Contracts	106,463	—	106,463	—
Reverse Repurchase Agreement	(49,918,800)	—	(49,918,800)	—

Total Value	$321,915,317	$607,205	$321,308,112	$—

*	Other financial instruments include reverse repurchase agreements, forward foreign currency contracts and derivatives, e.g. futures, options and swap contracts.

Annual Report to Shareholders

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2008, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
$225,243,267	$33,193,728	$216,061,291	$10,910,855

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily based upon valuations furnished by an independent pricing service or quotations provided by brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. The Fund had no open short sales as of December 31, 2008.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions may be paid after the end of the tax year in which the gain is realized and in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to continue to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Annual Report to Shareholders

Reclassifications:

Accounting principles generally accepted in the United States of America requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$478	$—	$(478)
(b)	562,726	(562,726)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps.

Distributions to Shareholders:

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date		Record Date Payable Date
1/15/2009		2/13/2009
1/30/2009	$0.046000	2/27/2009	$0.046000

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$24,635,209	$20,165,006

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$614,944
Capital loss carryforward*	(27,795,620)
Other book/tax temporary differencesA	(883,787)
Unrealized appreciation/(depreciation)B	(45,875,637)

Total accumulated earnings /(losses)—net	$(73,940,100)

*	During the taxable year ended December 31, 2008, the Fund utilized $5,764,259 of its capital loss carryover available from prior years. As of December 31, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(23,695,934)
12/31/2015	(4,099,686)

$(27,795,620)

These amounts will be available to offset any future taxable capital gains.

A

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and forward contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on certain securities and book/tax differences in the timing of the deductibility of various expenses.

B

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the realization for book purposes of unrealized losses on certain securities lending transactions.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Tax Cost of Investments:

As of December 31, 2008, the aggregate cost of investments for federal tax purposes was $417,709,755.

3. Financial Instruments:

Emerging Markets

The Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Fund’s prospectus and statement of additional information.

Forward foreign exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in the contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contact at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 2008, open forward currency exchange contracts (expressed in the contractual currency) were:

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Deutsche Bank AG London	2/3/2009	JPY	874,824,300	USD	8,926,779	$730,439
Deutsche Bank AG London	2/3/2009	USD	9,033,242	JPY	874,824,300	(623,976)

						$106,463

ADefinitions	of currency abbreviations:
JPY	– Japanese Yen
USD	– United States Dollar

Option Transactions

As part of its investment program, the Fund may utilize options and futures. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

Annual Report to Shareholders

Purchased option:	Impact on the Fund:
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the year ended December 31, 2008, was as follows:

	Actual Contracts	Premiums
Options outstanding at December 31, 2007	321	$197,489
Options written	2,093	1,161,896
Options closed	(8)	(5,835)
Options expired	(2,096)	(1,164,225)
Options exercised	(310)	(189,325)

Options outstanding at December 31, 2008	—	$—

Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of

Annual Report to Shareholders

Notes to Financial Statements—Continued

protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts.

Annual Report to Shareholders

The following is a summary of open credit default swap contracts outstanding as of December 31, 2008.

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2008[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	December 20, 2012	8.76%	2.50% Quarterly	$3,800,000	$(679,610)	$—	$(679,610)

Net unrealized depreciation on sales of credit default swaps on corporate issues							$(679,610)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[4]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX HVOL 7)	June 20, 2012	0.75% Quarterly	$ 8,000,000	$(939,860)	$(44,372)	$(895,488)
Barclays Capital Inc. (CDX IG 8)	June 20, 2012	0.35% Quarterly	18,641,600	(1,129,910)	(138,191)	(991,719)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(1,887,207)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[3]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held by the Fund, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts for various reasons, including in connection with its interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Trust’s prospectus and statement of additional information.

Annual Report to Shareholders

Notes to Financial Statements—Continued

The open futures positions and related appreciation or depreciation at December 31, 2008 are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the year ended December 31, 2008, the average amount of reverse repurchase agreements outstanding was $77,131,442 and the daily weighted average interest rate was 1.91%.

As of December 30, 2008, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Bank of New York for $49,918,800. The Reverse Repurchase Agreement which matured on January 5, 2009, was recorded at cost and was collateralized by a U.S. Treasury Inflation Protected Security with a par value of $51,000,000 and a market value as of December 31, 2008, of $48,039,603. The implied interest rate on the Reverse Repurchase Agreement was 0.70% at December 31, 2008.

4. Common Shares:

Of the 29,152,821 shares of common stock outstanding at December 31, 2008, the Investment Adviser owned 6,981 shares.

5. Securities Lending:

The Fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities.

As of the close of business on September 18, 2008, Lehman Brothers Holding Inc. was in default of the security lending agreement with the Fund. As a result, State Street Corporation as Securities Lending Agent took possession of the collateral and repurchased a few of the securities in the Fund through open market purchases. Under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“FAS 140”), the criteria for sales accounting have been met. As a result of recording the sale of the original securities out on loan at market value and the repurchase of the securities into the fund at replacement value, the Fund had realized losses of $1,159,726. As of December 31, 2008 there were no securities on loan,

6. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Claymore Securities, Inc. (Servicing Agent) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (Administrator), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $100,002.

7. Trustee Compensation:

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

8. Recent Accounting Pronouncement:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact of the adoption of FAS 161 will have on the Funds Financial Statements and related disclosures

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 27, 2009

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record Date: Payable Date:	Monthly January— December 2008
Ordinary Income:
Qualified Dividend Income for Individuals	2.55%
Dividends Qualifying for the Dividends Received Deduction for Corporations	2.55%
Interest from Federal Obligations	71.67%	*

*	This Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Annual Report to Shareholders

Trustees and Officers

The Trustees and officers of the Fund, their ages (as of December 31, 2008), and a description of their principal occupations during the past five years are listed below. Except as noted, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by TrusteeA	Other Directorships Held by Trustee
Independent Trustees
Michael Larson 49	Trustee and Chairman of the Board of TrusteesB,C	Term expires in 2011; served since September 2004	Chief Investment Officer for William H. Gates III (1994-present).	2	Pan American Silver Corp. (silver mining, development and exploration company) (1999-present).
Ronald A. Nyberg 55	TrusteeB,C	Term expires in 2009; served since January 2004	Principal of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present).	44	None
Ronald E. Toupin, Jr. 50	TrusteeB,C	Term expires in 2010; served since January 2004	Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), and John Nuveen & Company, Inc. (1982-1999)	44	None
Interested Trustees
Nicholas Dalmaso 43	TrusteeD	Term expires in 2011; served since January 2004	Attorney. Formerly, Senior Managing Director and Chief Administrative Officer (2007-2008) and General Counsel (2001-2007) of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly, Assistant General Counsel, John Nuveen and Company (1999-2001). Formerly Vice President and Associate General Counsel of Van Kampen Investments (1992-1999).	45	None

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by TrusteeA	Other Directorships Held by Trustee
R. Jay Gerken 57	Trustee and PresidentE	Term expires 2010; served since March 2007	Managing Director of Legg Mason & Co., Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC (“Legg Mason & Co.”) or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	159	None
OfficersF
Charles A. Ruys de Perez 51	Vice President	Served since March 2007	General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001-2004).	N/A	N/A
Marie K. Karpinski 59 100 Light Street Baltimore, MD 21202	Treasurer and Principal Financial and Accounting Officer	Served since January 2004	Vice President, Legg Mason & Co. (2005-present); Vice President and Chief Financial Officer (1986-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Vice President, Legg Mason Wood Walker, Incorporated (1992-2005); Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present); Principal Financial and Accounting Officer of Western Asset Funds, Inc. (1990- present), Western Asset Income Fund and Western Asset Premier Bond Fund (2001-present); Treasurer of Western Asset Funds, Inc. (1990-2006), Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006).	N/A	N/A

Annual Report to Shareholders

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by TrusteeA	Other Directorships Held by Trustee
Steven M. Hill 44 2455 Corporate West Drive Lisle, IL 60532	Assistant Treasurer	Served since May 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Chief Financial and Accounting Officer and Treasurer or Assistant Treasurer of certain closed-end investment companies in the Claymore fund complex; Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003).	N/A	N/A
Susan C. Curry 42 55 Water St. New York, NY 10041	Assistant Treasurer	Served since February 2007	Director of Tax—Mutual Funds, Legg Mason & Co. (2005- present); Director of Tax— Mutual Funds, Citigroup (2004- 2005); Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).	N/A	N/A
Erin K. Morris 42 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since January 2004	Vice President and Manager, Global Funds Administration, Legg Mason & Co. (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006- present); Assistant Treasurer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present); Assistant Treasurer of certain Legg Mason Partners Fixed Income Fund complex (2007-present); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	N/A	N/A

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by TrusteeA	Other Directorships Held by Trustee
Todd F. Kuehl 39 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since February 2007	Vice President, Legg Mason & Co. (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	N/A	N/A
Melissa J. Nguyen 30 2455 Corporate West Drive Lisle, IL 60532	Secretary	Served since February 2006	Vice President and Assistant General Counsel of Claymore Group, Inc. (2005-present); Secretary of certain funds in the Claymore fund complex (2005- present). Formerly, Associate, Vedder Price, P.C. (2003-2005).	N/A	N/A
Mark E. Mathiasen 30 2455 Corporate West Drive Lisle, IL 60532	Assistant Secretary	Served since May 2007.	Assistant Vice President and Assistant General Counsel of Claymore Advisors, LLC (2007 to present). Secretary of certain funds in the Claymore fund complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).	N/A	N/A
A

Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Old Mutual/Claymore Long- Short Fund, and Claymore/Guggenheim Strategic Opportunities Fund, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 20 separate portfolios) and Claymore Exchange Traded Fund Trust 2 (consisting of 14 separate portfolios), each an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities and Income Fund, each a closed-end investment company. Mr. Gerken serves as Director/Trustee to 159 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Manager.

B	Member of the Audit Committee of the Board of Trustees.
C	Member of the Governance and Nominating Committee of the Board of Trustees.
D

Mr. Dalmaso is an “interested person” (as defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his former position as an officer of Claymore Advisors, LLC (the “Investment Adviser”) the Fund’s investment adviser, and his ownership interest in Claymore Group Inc., the parent company of that entity.

E

Mr. Gerken is an “interested person” (as defined above) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

F

Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

Annual Report to Shareholders

Trustees Consideration of the Management and Advisory Agreements

The Independent Trustees considered the Investment Management Agreement (the “Agreement”) between Western Asset Management Company (the “Adviser”) and the Fund at meetings held on September 8, 2008 and October 31, 2008. At a meeting held on November 17, 2008, the Independent Trustees reported to the full Board of Trustees their considerations with respect to the Agreement, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreement.

In arriving at their decision to renew the Agreement, the Trustees met with representatives of the Adviser, including relevant investment advisory personnel; reviewed a variety of information prepared by the Adviser and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Adviser’s personnel.

As part of their review, the Trustees examined the Adviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Adviser; the experience of its key advisory personnel responsible for management of the Fund; the ability of the Adviser to attract and retain capable research and advisory personnel; the capability and integrity of the Adviser’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Adviser’s ability to provide high quality services to the Fund in the future under the Agreement, including the Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Adviser would be able to meet any reasonably foreseeable obligations under the Agreement.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable peer groups selected by Lipper, including (i) a group consisting of the Fund and six leveraged closed-end funds that each invest at least 65% of their assets in corporate and government debt issues rated in the top four grades and (ii) a broader group consisting of the Fund and all leveraged closed-end funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades regardless of asset size. The Trustees noted that the Fund had met its primary objective of providing current income and that the performance of the Fund was above average over the one-year and three-year periods ended August 31, 2008, although it was below average as compared to each peer group for the since inception period ended August 31, 2008. The Trustees concluded that the Adviser’s management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Adviser’s other clients, including separate accounts managed by the Adviser. The Trustees noted that the Fund’s expense ratio and the management fee paid to the Adviser were each lower than the corresponding medians of the Fund’s Lipper peer groups. The Trustees noted that the management fee paid by the Fund was generally higher than the fees paid by clients of the Adviser for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Adviser with respect to the Fund were also relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for the Adviser’s other clients. In light of these differences, the Trustees concluded that the differences in management fees from those paid by the Adviser’s other clients were reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Adviser, including, among others, the profitability of the relationship to the Adviser; the direct and indirect benefits that the Adviser may receive from its relationship with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser; and the affiliation between the Adviser and Legg Mason Fund Adviser, Inc., the Fund’s administrator. In that connection, the Trustees concluded that the Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Annual Report to Shareholders

Trustees Consideration of the Management and Advisory Agreements—Continued

Finally, the Trustees considered, in light of the profitability information provided by the Adviser, the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Adviser within the meaning of the SEC rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreement, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Adviser; that the fees to be paid to the Adviser under the Agreement were fair and reasonable, given the scope and quality of the services rendered by the Adviser; and that approval of the Agreement was in the best interest of the Fund and its shareholders.

Approval of Additional Subadvisers

At their September 8, 2008 meeting, the Trustees, including the Independent Trustees, approved the addition of the following three non-U.S. affiliates of Western Asset as additional investment subadvisers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “New Subadvisers”). In approving the addition of the New Subadvisers, the Trustees drew on their knowledge of and experience with Western Asset, its personnel, the quality of the services it has provided to the Fund and its investment philosophy and performance, as well as additional information relating to the New Subadvisers. The Trustees noted that the Fund is permitted to invest in non-U.S. dollar denominated securities and related foreign currency instruments and that the addition of the New Subadvisers will provide the Fund with greater global investment management and trading resources. The Trustees also noted that although the New Subadvisers are separate legal entities from Western Asset, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the New Subadvisers. Finally, the Trustees noted that the management fees paid by the Fund would not change as a result of the addition of the New Subadvisers since the Fund would not be paying the fees of the New Subadvisers.

Annual Report to Shareholders

Privacy Policy

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Provider, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders’ information and to use it only to perform the services for which the companies are hired.

The Fund, through its Service Provider, maintains physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset/Claymore U.S. Treasury Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked

Securities & Income Fund

The Board of Trustees

Nicholas Dalmaso

R. Jay Gerken

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken, President

Charles A. Ruys de Perez, Vice President

Todd F. Kuehl, Chief Compliance Officer

Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Susan C. Curry, Assistant Treasurer

Melissa J. Nguyen, Secretary

Mark Mathiasen, Assistant Secretary

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

London, England ECZAZEN

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Investment Advisers (continued)

Western Asset Management Company Ltd

36F Shin-Marunouchi Building

5-1 Maranouchi 1-Chronu Chiyoda

Tokyo 100-6536

Servicing Agent

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, MA 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

American Stock Transfer and Trust Company LLC

6201 15th Avenue

Brooklyn, New York, NY 11219

This report is sent to shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIA-A-(02/09)TN09-4349

Item 2.	Code of Ethics

(a)	Western Asset/Claymore Inflation-Linked Securities & Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item 3.	Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2007 – $29,850

Fiscal Year Ended December 31, 2008 – $30,000

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2007 – $0

Fiscal Year Ended December 31, 2008 – $0

During the year ended December 31, 2005, review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding was reviewed.

PricewaterhouseCoopers LLP billed fees in the amount of $208,000 and $230,000, respectively for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal year ended December 31, 2007 and December 31, 2008, respectively.

During the year ended December 31, 2008, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year ended December 31, 2008, PricewaterhourseCoopers LLP reviewed the Australian Superannuation Circular.

Tax Fees

Fiscal Year Ended December 31, 2007 – $2,400

Fiscal Year Ended December 31, 2008 – $4,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

	(2)	None.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2007 – $421,049

Fiscal Year Ended December 31, 2008 – $362,500

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Michael Larson, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2008, a team of investment professionals at the Adviser, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh, and Portfolio Manager Peter H. Stutz, manages the Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”).

Messrs. Leech and Walsh have each served as portfolio managers for the Adviser for over 10 years. Mr. Stutz has served as a portfolio manager for the Adviser since 1997.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Stutz is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts

As of December 31, 2008, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech:

Registered Investment Companies	110	$100,151,161,805	0	0
Other pooled investment vehicles	281	$195,319,138,291	0	0
Other accounts	969	$217,490,220,115	94	$22,992,729,662

Stephen A. Walsh:

Registered Investment Companies	110	$100,151,161,805	0	0
Other pooled investment vehicles	281	$195,319,138,291	0	0
Other accounts	969	$217,490,220,115	94	$22,992,729,662

Peter H. Stutz:

Registered Investment Companies	3	$1,313,589,353	0	0
Other pooled investment vehicles	2	$15,600,935	0	0
Other accounts	12	$1,407,425,915	2	$133,551,100

Keith J. Gardner:

Registered Investment Companies	6	$930,260,956	0	0
Other pooled investment vehicles	8	$878,794,855	0	0
Other accounts	0	$0	0	0

Michael C. Buchanan:

Registered Investment Companies	17	$6,818,941,981	0	0
Other pooled investment vehicles	7	$3,280,146,219	0	0
Other accounts	18	$1,595,499,619	0	$0

Paul E. Wynn:

Registered Investment Companies	1	$53,589,763	0	0
Other pooled investment vehicles	5	$435,653,868	0	0
Other accounts	53	$16,639,501,222	7	$1,440,889,446

Note: With respect to Mr. Leech and Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Adviser. Mr. Leech and Mr. Walsh are involved in the management of all the Adviser’s portfolios, but they are not solely responsible for particular portfolios. The Adviser’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Adviser’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest (as of December 31, 2008)

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account. The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Adviser has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern-related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers (as of December 31, 2008)

With respect to the compensation of the portfolio managers, the Adviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2008:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	$100,001 - $500,000
Peter H. Stutz	$10,001 - $50,000
Keith J. Gardner	None
Michael C. Buchanan	None
Paul E. Wynn	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 – filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset/Claymore Inflation-Linked Securities & Income Fund
Date:	March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset/Claymore Inflation-Linked Securities & Income Fund
Date:	March 3, 2009

By:	Marie K. Karpinski
Marie K. Karpinski
Treasurer and Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund
Date:	March 3, 2009